SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Voyager Fund -- Class A Shares
Fiscal period ending: July 31, 1996
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,088    $2,099       $4,407

T   =  Average Annual
       Total Return              8.85%     15.99%       15.99%*

              *Life of fund, if less than 10 years

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      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Voyager Fund -- Class B Shares
Fiscal period ending: July 31, 1996
Inception date (if less than 10 years of performance):
 April 27, 1992


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $         $1,000

ERV =  Ending Redeemable Value   $1,097      $         $1,946

T   =  Average Annual
       Total Return              9.70        %         16.92%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Voyager Fund -- Class M Shares
Fiscal period ending: July 31, 1996
Inception date (if less than 10 years of performance):
December 1, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,110    $            $1,413

T   =  Average Annual
       Total Return              10.95%    %            23.02%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Voyager Fund -- Class Y Shares
Fiscal period ending: July 31, 1996
Inception date (if less than 10 years of performance):
April 1, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $         $1,000

ERV =  Ending Redeemable Value   $1,159      $         $1,560

T   =  Average Annual
       Total Return              15.85%      %         20.93%*

              *Life of fund, if less than 10 years